Fees Summary	Feb. 03, 2026 USD ($)
Fees Summary [Line Items]
Total Offering	$ 50,000,000.00
Previously Paid Amount	0.00
Total Fee Amount	6,905.00
Total Offset Amount	5,042.54
Net Fee	$ 1,862.46